UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2020

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	1-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets
Preferred Stock Purchase Rights		NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Executive Officer of the Company

Executive Vice President (“EVP”) of Treatment Waste Operations

On July 22, 2020, Perma-Fix Environmental Services, Inc.’s (the “Company”) Board of Directors (the “Board”) elected Mr. Richard Grondin (age 61) to the position of EVP of Waste Treatment Operations and an executive officer of the Company. Since joining the Company in 2002, Mr. Grondin has held various positions within the Company’s Treatment Segment, including Vice President of Technical Services, Vice President/General Manager of the Perma-Fix Northwest Richland, Inc. (“PFNWR”) Facility and Vice President of Western Operations.

Mr. Grondin, a Project Management Professional (“PMP”), has over 35 years of management and technical experience in the highly regulated and specialized radioactive/hazardous waste management industry with the majority of his experience concentrated on managing start-up waste management processing and disposal facilities for four different organizations in the commercial and government sectors. Prior to joining the Company, Mr. Grondin held the position of Vice President of Mixed Waste Operations for Allied Technology Group (“ATG”) in Richland, WA; Vice President of Operations for Waste Control Specialists (“WCS”) in Andrews TX; and Technical Manager/Director of Operations for Rollins Environmental Services Facility in Deer Trail, CO.

In his positions with the Company, Mr. Grondin, together with others, transformed the PFNWR facility to a profitable subsidiary after its acquisition by the Company. Prior to his employment with the Company, he managed the startup of ATG Mixed Waste facility and the startup of WCS facility.

Mr. Grondin is recognized in the United States and Canada as an authority in hazardous and mixed waste treatment. He has been involved in the treatment of several hundred thousand tons of waste in the last 35 years.

Mr. Grondin has a Diploma of Collegial Studies in Pure and Applied Sciences from CEGEP of Amiante (Thetford-Mines, Canada) and Analytical Chemistry Techniques from CEGEP of Ahuntsic (Montreal, Canada), Geography minor from Montreal University (Montreal, Canada) and a Certificate of Business Management from the School of Higher Commercial Studies from Montreal University (Montreal, Canada).

There is no family relationship between Mr. Grondin and any director or executive officer of the Company.

There are no transactions involving Mr. Grondin and the Company requiring to be reported under Item 404(a) of Regulation S-K except as disclosed below.

Employment Agreements:

Immediately after the appointment of Richard Grondin to the position of EVP of Waste Treatment Operations and an executive officer of the Company, the Company’s Compensation and Stock Option Committee (“Compensation Committee”) and the Board approved, and the Company entered into, an employment agreement with each of Mark Duff, Chief Executive Officer (the “CEO Employment Agreement”), Dr. Louis Centofanti, EVP of Strategic Initiatives (the “EVP of Strategic Initiatives Employment Agreement”), Ben Naccarato, Chief Financial Officer (the “CFO Employment Agreement”), Andrew Lombardo, EVP of Nuclear and Technical Services (the “EVP of Nuclear and Technical Services Employment Agreement”), and Richard Grondin, EVP of Waste Treatment Operations (the “EVP of Waste Treatment Operations Employment Agreement”), collectively with the CEO Employment Agreement, the EVP of Strategic Initiative Employment Agreement, the CFO Employment Agreement, the EVP of Nuclear and Technical Services Employment Agreement and the EVP of Waste Treatment Operations Employment Agreement, the “New Employment Agreements” and each individually the “New Employment Agreement.” The Company had previously entered into an employment agreement with each of Mark Duff, Dr. Louis Centofanti, and Ben Naccarato on September 8, 2017, all three of which are due to expire on September 8, 2020. These three employment agreements dated September 8, 2017 were terminated effective July, 22, 2020.

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Pursuant to New Employment Agreements, which are effective July 22, 2020, each of these executive officers is provided an annual salary, which annual salary may be increased, but not reduced, from time to time as determined by the Compensation Committee. As a result of Richard Grondin’s promotion to EVP of Waste Treatment and an executive officer of the Company, his annual salary was increased from $208,000 as the Vice President of Western Operations to $240,000, effective July 22, 2020. No change was made to the salary of the remaining executive officers for fiscal year 2020. In addition, each of these executive officers is entitled to participate in the Company’s broad-based benefits plans and to certain performance compensation payable under separate Management Incentive Plan (“MIP”) as approved by the Company’s Compensation Committee and the Company’s Board. The Company’s Compensation Committee and the Board had previously approved individual 2020 MIPs on January 16, 2020 (which are effective January 1, 2020) for each Mark Duff, Dr. Louis Centofanti, Ben Naccarato and Andrew Lombardo which remains effective for fiscal year 2020. See MIP approved by the Compensation Committee and the Board for Richard Grondin below (“MIP”).

Each of the New Employment Agreements is effective for three years from July 22, 2020 (the “Initial Term”) unless earlier terminated by the Company or by the executive officer. At the end of the Initial Term of each New Employment Agreement, each New Employment Agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, the Company or the executive officer provides written notice not to extend the terms of the New Employment Agreement.

Pursuant to the New Employment Agreements, if the executive officer’s employment is terminated due to death/disability or for cause (as defined in the agreements), the Company will pay to the executive officer or to his estate an amount equal to the sum of any unpaid base salary and accrued unused vacation time through the date of termination and any benefits due to the executive officer under any employee benefit plan (the “Accrued Amounts”) plus any performance compensation payable pursuant to the MIP with respect to the fiscal year immediately preceding the date of termination.

If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause (including any such termination for “good reason” or without cause within 24 months after a Change in Control (as defined in the agreement)), the Company will pay the executive officer the Accrued Amounts, two years of full base salary, and two times the performance compensation (under the MIP) earned with respect to the fiscal year immediately preceding the date of termination provided the performance compensation earned with respect to the fiscal year immediately preceding the date of termination has not been paid. If performance compensation earned with respect to the fiscal year immediately preceding the date of termination has been made to the executive officer, the executive officer will be paid an additional year of the performance compensation earned with respect to the fiscal year immediately preceding the date of termination. If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive an amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP with respect to the fiscal year immediately preceding the date of termination.

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If there is a Change in Control (as defined in the agreements), all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event an executive officer terminates his employment for “good reason” or is terminated by the Company without cause, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive’s date of termination. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Each New Employment Agreement is briefly described above, and the descriptions contained herein are qualified by reference to the Employment Agreement attached as exhibits 99.1 to 99.5 to this Report.

MIP:

Upon the approval of Richard Grondin’s Employment Agreement as discussed above as the EVP of Waste Treatment Operations and an executive officer of the Company, the Company’s Compensation Committee and the Board approved a MIP for Richard Grondin, effective January 1, 2020, applicable for fiscal 2020. The MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. The MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the Mr. Grondin’s 2020 annual base salary as the EVP of Waste Treatment Operations. The potential target performance compensation ranges from 5% to 100% ($12,000 to $240,000) of the base salary for the EVP of Waste Treatment Operations, which became effective on July 22, 2020.

2020 EVP of Waste Treatment Operations performance compensation plan is based upon meeting certain corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2020 from our operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the EVP of Waste Treatment Operation’s 2020 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2020 and the remaining 15% on the number of health and safety claim incidents that occur during fiscal year 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the EVP of Waste Treatment Operation’s potential performance compensation is payable at 65% to 100% of the EVP of Waste Treatment Operation’s 2020 base salary which became effective on July 22, 2020. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the EVP of Waste Treatment Operations for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our Board approved revenue target and EBITDA target. The 2020 target performance incentive compensation for our EVP of Waste Treatment Operations is as follows:

Annualized Base Pay:	$240,000
Performance Incentive Compensation Target (at 100% of Plan):	$120,000
Total Annual Target Compensation (at 100% of Plan):	$360,000

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Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2020.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services, and EVP of Waste Treatment Operations as a group is not to exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation. 2020 MIP for each the CEO, CFO, EVP of Strategic Initiatives, and EVP of Nuclear and Technical Services was previously approved by the Compensation Committee and the Board on January 16, 2020 (effective January 1, 2020 and applicable for fiscal 2020).

The MIP for Richard Grondin is briefly described above, and the descriptions contained herein are qualified by reference to the MIP attached as exhibits 99.6 to this Report.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On July 22, 2020, the Company held its 2020 annual meeting of stockholders (the “2020 Annual Meeting”).

As of the record date for the 2020 Annual Meeting, 12,135,129 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), were outstanding, each entitled to one vote per share. Of such outstanding shares of Common Stock, 9,239,889 shares were present at the meeting in person or by proxy, representing approximately 76.14% of the Company’s securities entitled to vote.

At the 2020 Annual Meeting, stockholders (1) reelected the Company’s six directors; (2) approved the First Amendment to the Company’s 2017 Stock Option Plan; (3) ratified the appointment of Grant Thornton, LLP, as the Company’s independent registered public accounting firm for the 2020 fiscal year; and (3) approved, by non-binding advisory vote, the 2019 compensation of the Company’s named executive officers.

The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal No. 1—Election of Directors:

Nominee	Votes For	Votes Withhold
Dr. Louis F. Centofanti	5,434,058	520,225
Joseph T. Grumski	5,490,843	463,440
Joe R. Reeder	3,591,829	2,362,454
Larry M. Shelton	5,033,773	920,510
Zach P. Wamp	5,036,121	918,162
Mark A. Zwecker	5,093,338	860,945

There were 3,285,606 broker non-votes for each nominee. The election of directors was determined by a plurality of the votes cast at the meeting. Accordingly, withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on the proposal to elect directors. Each nominee was reelected as a director of the Company, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

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Proposal No. 2—Approval of the First Amendment to the Company’s 2017 Stock Option Plan:

Votes For	Votes Against	Votes Abstention
5,683,516	266,348	4,419

There were 3,285,606 broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to approve the First Amendment to the Company’s 2017 Stock Option Plan. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 3—Ratification of the Appointment of Grant Thornton, LLP as the Independent Registered Public Accounting Firm of the Company for the 2020 Fiscal Year:

Votes For	Votes Against	Votes Abstention
9,226,212	9,610	4,067

There were no broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 4—Approval, by an Advisory (Non-Binding) Vote, of the 2019 Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstention
5,657,505	274,159	22,619

There were 3,285,606 broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to approve the advisory vote on executive compensation. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Employment Agreement dated July 22, 2020 between Mark Duff, Chief Executive Officer, and Perma-Fix Environmental Services, Inc.

99.2	Employment Agreement dated July 22, 2020 between Dr. Louis Centofanti, EVP of Strategic Initiatives, and Perma-Fix Environmental Services, Inc.

99.3	Employment Agreement dated July 22, 2020 between Ben Naccarato, Chief Financial Officer and Perma-Fix Environmental Services, Inc.

99.4	Employment Agreement dated July 22, 2020 between Andrew Lombardo, EVP of Nuclear and Technical Services and Perma-Fix Environmental Services, Inc.

99.5	Employment Agreement dated July 22, 2020 between Richard Grondin, EVP of Waste Treatment Operations and Perma-Fix Environmental Services, Inc.

99.6	2020 Management Incentive Plan for Richard Grondin, our new EVP of Waste Treatment Operations, effective January 1, 2020.

99.7	2020 Incentive Compensation Plan for Chief Executive Officer, effective January 1, 2020, as incorporated by reference from Exhibit 99.1 to the Company’s Form 8-K filed on January 22, 2020.

99.8	2020 Incentive Compensation Plan for Chief Financial Officer, effective January 1, 2020, as incorporated by reference from Exhibit 99.2 to the Company’s Form 8-K filed on January 22, 2020.

99.9	2020 Incentive Compensation Plan for Executive Vice President of Strategic Initiatives, effective January 1, 2020, as incorporated by reference from Exhibit 99.3 to the Company’s Form 8-K filed on January 22, 2020.

99.10	2020 Incentive Compensation Plan for Executive Vice President of Nuclear and Technical Services, effective January 1, 2020, as incorporated by reference from Exhibit 99.4 to the Company’s Form 8-K filed on January 22, 2020.

99.11	Incentive Stock Option Agreement, dated October 19, 2017, between Perma-Fix Environmental Services, Inc. and Richard Grondin.

99.12	Incentive Stock Option Agreement, dated January 17, 2019, between Perma-Fix Environmental Services, Inc. and Richard Grondin.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2020

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and
Chief Financial Officer

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